UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 3, 2006

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                     Iowa Telecommunications Services, Inc.
             (Exact name of registrant as specified in its charter)

              Iowa                       001-32354               42-1490040
  (State or Other Jurisdiction          (Commission           (I.R.S. Employer
        of Incorporation)              File Number)          Identification No.)

  115 South Second Avenue West
          Newton, Iowa                                              50208
      (Address of Principal                                      (Zip Code)
       Executive Offices)

       Registrant's telephone number, including area code: (641) 787-2000

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       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the
                registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition.

                On August 3, 2006, Iowa Telecommunications Services, Inc. issued a press release to report its results of operations and financial condition for the second quarter ended June 30, 2006. A copy of this press release is included as Exhibit 99.1 to this Form 8-K and incorporated into this Item 2.02 by reference.

                The information in this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of
                Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.


Item 9.01     Financial Statements and Exhibits.

(d)  Exhibits.

     Exhibit Number     Description of Exhibit
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     99.1               Press release dated August 3, 2006.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 3, 2006                Iowa Telecommunications Services, Inc.

                                     By: /s/ Craig A. Knock

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                                         Craig A. Knock
                                         Vice President, Chief Financial Officer
                                         and Treasurer

                                INDEX TO EXHIBITS

Exhibit
Number                            Description

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 99.1                   Press release dated August 3, 2006.